UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 29, 2024

(Date of Report - date of earliest event reported)

Aptose Biosciences Inc.

(Exact Name of Registrant as Specified in Its Charter)

Canada (State or Other Jurisdiction of Incorporation or Organization)	001-32001 (Commission File Number)	98-1136802 (I.R.S. Employer Identification No.)

251 Consumers Road, Suite 1105 Toronto, Ontario M2J 4R3 Canada (Address of Principal Executive Offices)		M2J 4R3 (Zip Code)

(647) 479-9828

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	The Nasdaq Stock Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 29, 2024, Aptose Biosciences Inc. (the “Company”) received a deficiency letter (the “Deficiency Letter”) from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company’s recent issuance of securities to Hanmi Pharmaceutical Co., Ltd. (the “Hanmi Transaction”) violated 5635(d) because the Company did not obtain shareholder approval prior to such issuance. Nasdaq stated that completion of the Hanmi Transaction involved the issuance of greater than 20% of the issued and outstanding common shares of the Company at a discount to the Nasdaq official closing price on January 25, 2024, the date of the subscription agreement between the Company and Hanmi.

The Deficiency Letter has no immediate effect on the listing of the Company’s common shares, and its common shares will continue to trade on The Nasdaq Capital Market under the symbol “APTO” at this time. The Company’s common shares continue to trade on the Toronto Stock Exchange (“TSX”) under the symbol “APS”. The Company's listing on the TSX is independent and will not be affected by the Nasdaq listing status.

In accordance with the Nasdaq Listing Rules, the Company has been given forty five (45) calendar days, or until April 14, 2024, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an extension of up to 180 calendar days from the date of the Deficiency Letter to evidence compliance.

Although the Company believes that the Hanmi Transaction was completed in accordance with the Nasdaq Listing Rules, the Company respects Nasdaq’s query and intends to work with Nasdaq to resolve Nasdaq’s concerns and will consider available options to regain compliance. However, there can be no assurance that the Company will be able to regain compliance with the applicable Nasdaq Listing Rules.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2024

APTOSE BIOSCIENCES INC.

By: /s/ Fletcher Payne
Name: Fletcher Payne
Title: Senior Vice President and Chief Financial Officer